Exhibit 10.1

Execution Version

BlackRock Private Credit Fund

First Supplement to Master Note Purchase Agreement

Dated as of October 8, 2025

  Re:           $50,000,000 5.78% Series 2025A Senior Notes, Tranche A

  Due December 17, 2028

$150,000,000 6.14% Series 2025A Senior Notes, Tranche B

Due October 8, 2030

BlackRock Private Credit Fund	First Supplement

BlackRock Private Credit Fund

50 Hudson Yards

New York, New York 10001

Dated as of

October 8, 2025

To the Additional Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This First Supplement to Master Note Purchase Agreement (the “Supplement” or “First Supplement”) is between BlackRock Private Credit Fund, a Delaware statutory trust (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Additional Purchasers”).

Reference is hereby made to that certain Master Note Purchase Agreement dated November 18, 2024 (the “Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.14 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Additional Purchaser(s) as follows:

1. The Company has authorized the issue and sale of (a) $50,000,000 aggregate principal amount of its 5.78% Series 2025A Senior Notes, Tranche A, due December 17, 2028 (as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series 2025A Tranche A Notes”) and (b) $150,000,000 aggregate principal amount of its 6.14% Series 2025A Senior Notes, Tranche B, due October 8, 2030 (the “Series 2025A Tranche B Notes” and, collectively with the Series 2025A Tranche A Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series 2025A Notes”). The Series 2025A Notes, together with the Series 2024A Notes issued pursuant to the Note Purchase Agreement, and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2025A Notes shall be substantially in the form set out in Exhibit 1(a) and 1(b) hereto with such changes therefrom, if any, as may be approved by the Additional Purchaser(s) and the Company.

BlackRock Private Credit Fund	First Supplement

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Additional Purchaser, and each Additional Purchaser agrees to purchase from the Company, Series 2025A Notes in the principal amount set forth opposite such Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

3. The sale and purchase of the Series 2025A Notes to be purchased by each Additional Purchaser shall occur at the offices of Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, at 8:00 a.m. Chicago time, at not more than two closings (individually a “Series 2025A Closing” and, collectively, the “Series 2025A Closings”). The first Series 2025A Closing shall be in respect of the Series 2025A Tranche B Notes and shall be October 8, 2025 (the “First Series 2025A Closing”) and the second Series 2025A Closing shall be in respect of the Series 2025A Tranche A Notes and shall be December 17, 2025 (the “Second Series 2025A Closing”) or, in each case, on such other Business Day thereafter as may be mutually agreed upon by the Company and the applicable Additional Purchasers of the Series 2025A Tranche A Notes and the Series 2025A Tranche B Notes, respectively. At each Series 2025A Closing, the Company will deliver to each Additional Purchaser the Series 2025A Notes of the applicable Tranche to be purchased by such Additional Purchaser in the form of a single Series 2025A Note of the applicable Tranche (or such greater number of Series 2025A Notes of such Tranche in denominations of at least $100,000 as such Additional Purchaser may request) dated the date of such Series 2025A Closing and registered in such Additional Purchaser’s name (or in the name of such Additional Purchaser’s nominee), against delivery by such Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to pursuant to the applicable funding instructions delivered in accordance with Section 4.10 of the Note Purchase Agreement. If, at a Series 2025A Closing, the Company shall fail to tender such Series 2025A Notes of the applicable Tranche to any Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Additional Purchaser’s satisfaction, such Additional Purchaser shall, at such Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Additional Purchaser may have by reason of such failure by the Company to tender such Series 2025A Notes of the applicable Tranche or any of the conditions specified in Section 4 not having been fulfilled to such Additional Purchaser’s satisfaction.

4. The obligation of each Additional Purchaser to purchase and pay for the Series 2025A Notes to be sold to such Additional Purchaser at a Series 2025A Closing is subject to the fulfillment to such Additional Purchaser’s satisfaction, prior to such Series 2025A Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2025A Notes of the applicable Tranche to be purchased at such Series 2025A Closing as if each reference to “Notes,” “Closing” and “Additional Purchaser” set forth therein was modified to refer to the “Series 2025A Notes of the applicable Tranche,” the “applicable Series 2025A Closing” and the “Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions:

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BlackRock Private Credit Fund	First Supplement

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of such Series 2025A Closing (except for representations and warranties which apply to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Additional Purchaser an Officer’s Certificate, dated the date of such Series 2025A Closing certifying that such condition has been fulfilled.

(b) Contemporaneously with such Series 2025A Closing, the Company shall sell to each Additional Purchaser, and each Additional Purchaser shall purchase, the Series 2025A Notes of the applicable Tranche to be purchased by such Additional Purchaser at such Series 2025A Closing as specified in Schedule A.

5. For purposes of determinations under the Series 2025A Notes:

(a) Section 8.2(a) shall be amended by adding the following proviso at the end of the first sentence thereof:

(i) provided, further that, at any time on or after November 17, 2028, the Company may, at its option, upon notice as provided below, prepay all or any part of the Series 2025A Tranche A Notes at 100% of the principal amount so prepaid, together with accrued interest to, but not including, the prepayment date; provided, further that, at any time on or after July 8, 2030, the Company may, at its option, upon notice as provided below, prepay all or any part of the Series 2025A Tranche B Notes at 100% of the principal amount so prepaid, together with accrued interest to, but not including, the prepayment date.

(b) Section 8.3 shall be amended by adding the following proviso at the end of the first sentence thereof:

(i) provided, further, that, notwithstanding the foregoing but subject to Section 8.2(b), and for the avoidance of doubt, the Company may optionally prepay any tranche of the Series 2025A Notes without the allocation of such prepayment among all of the Notes at the time outstanding, if the Series 2025A Tranche A Notes are paid in full at any time on or after November 17, 2028 or the Series 2025A Tranche B Notes are paid in full at any time on or after July 8, 2030.

6. Covenants of the Company. In addition to the covenants and agreements set forth in the Agreement, the Company covenants and agrees, which covenant and agreement shall have the benefit of Section 11(c) of the Note Purchase Agreement, for the benefit of each holder of a Note that:

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BlackRock Private Credit Fund	First Supplement

Minimum Shareholders’ Equity. The Company will not permit its Shareholders’ Equity at the last day of any fiscal quarter to be less than the greater of (i) $500,000,000 and (ii) an amount equal to the sum of (w) $500,000,000 plus (A) 25% of the net cash proceeds of the sale of Equity Interests of the Company after April 19, 2024 (other than proceeds (1) of sales of Equity Interests by and among the Company and its Subsidiaries and (2) of any distribution or dividend reinvestment plan) minus (B) 25% of the aggregate amount paid or distributed by the Company to redeem, buy back or purchase its shares of common stock after November 18, 2024.

7. Each Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2025A Notes of each Tranche to be purchased by such Additional Purchaser as if each reference to “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer to the “Series 2025A Notes of each Tranche to be purchased by such Additional Purchaser,” the “Series 2025A Closing for each Tranche to be purchased by such Additional Purchaser” and the “Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Supplement.

8. The Company and each Additional Purchaser agree to be bound by and comply with the terms and conditions of the Note Purchase Agreement, as supplemented by this Supplement as fully and completely as if such Additional Purchaser were an original signatory to the Note Purchase Agreement.

9. This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

10. This Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. The parties agree to electronic contracting and signatures with respect to this Supplement. Delivery of an electronic signature to, or a signed copy of, this any Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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BlackRock Private Credit Fund	First Supplement

The execution hereof shall constitute a contract between the Company and the Additional Purchaser(s) for the uses and purposes hereinabove set forth.

BlackRock Private Credit Fund

By:	/s/ Philip Tseng
Name: Philip Tseng
Title: Chief Executive Officer

[Signature Page]

BlackRock Private Credit Fund	First Supplement

This Agreement is hereby accepted and

agreed to as of the date thereof.

Legal and General Assurance Society Limited

By:	Legal & General Investment Management
America, Inc., its Investment Manager

By:	/s/ Edward Wood
Name: Edward Wood
Title: Head of Private Credit Investment, North America

BMO Life Assurance Company

By:	Legal & General Investment Management America, Inc., its Investment Manager

By:	/s/ Edward Wood
Name: Edward Wood
Title: Head of Private Credit Investment, North America

[Signature Page]

BlackRock Private Credit Fund	First Supplement

This Agreement is hereby accepted and

agreed to as of the date thereof.

American General Life Insurance Company

By:	Corebridge Institutional Investments (U.S.), LLC, as Investment Adviser

By:	/s/ Craig Moody
Name: Craig Moody
Title: Managing Director

[Signature Page]

BlackRock Private Credit Fund	First Supplement

This Agreement is hereby accepted and

agreed to as of the date thereof.

American Republic Insurance Company

Frankenmuth Insurance Company

Pinnacol Assurance

Primerica Life Insurance Company

Society Insurance, a mutual company

American Nuclear Insurers

Illinois Mutual Life Insurance Company

Pekin Life insurance Company

Richmond National Insurance Company

Royal Neighbors of America

Kentucky Employers’ Mutual Insurance

Authority

Maine Employers’ Mutual Insurance

Company

MEMIC Indemnity Company

American Agricultural Insurance Company

Farmers Automobile Insurance Association

Mutual Insurance Company of Arizona

National Benefit Life Insurance Company

Penn National Security Insurance Company

Pennsylvania National Mutual Casualty

Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ John Petchler
Name: John Petchler
Title: Director

[Signature Page]

BlackRock Private Credit Fund	First Supplement

This Agreement is hereby accepted and

agreed to as of the date thereof.

CMFG Life Insurance Company

By:	MEMBERS Capital Advisors, Inc., (d/b/a
TruStage Investment Management) acting as
Investment Advisor

By:	/s/ Stan J. Van Aartsen
Name: Stan J. Van Aartsen
Title: Managing Director, Investments

[Signature Page]

BlackRock Private Credit Fund	First Supplement

This Agreement is hereby accepted and

agreed to as of the date thereof.

Ensign Peak Advisors, Inc.

By:	/s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

Clifton Park Capital Management, LLC

By:	/s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

[Signature Page]

BlackRock Private Credit Fund	First Supplement

This Agreement is hereby accepted and

agreed to as of the date thereof.

Country Life Insurance Company

By:	/s/ Jeff Clark
Name: Jeff Clark
Title: Director – Fixed Income

[Signature Page]

BlackRock Private Credit Fund	First Supplement

This Agreement is hereby accepted and

agreed to as of the date thereof.

Pan-American Life Insurance Company

By:	/s/ Lisa Baudot
Name: Lisa Baudot
Title: Senior Vice President & Chief Investment Officer

[Signature Page]

Information Relating to Additional Purchasers

[Intentionally Omitted]

Schedule A

(to Supplement)

EXHIBIT A

To First Supplement

Supplemental Representations

The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects as of the date hereof with respect to the Series 2025A Notes and as of the date of the Series 2025A Closing with respect to the Series 2025A Notes of the applicable Tranche to be purchased at such Series 2025A Closing with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer to the “Series 2025A Notes” (or “the Series 2025A Notes of the applicable Tranche,” as the case may be) and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby and are also modified as described in the preceding sentence:

Section 5.3. Disclosure. (a) The Company, through its agent, BNP Paribas, has delivered to each Purchaser a copy of an Investor Presentation, dated July 2025 (the “Presentation”), relating to the transactions contemplated hereby in connection with the Series 2025A Notes. This Agreement, the Presentation, the financial statements listed in Schedule 5.5 to the First Supplement and the documents, certificates or other writings delivered to the Additional Purchasers by or on behalf of the Company (other than financial projections and other forward-looking information referenced in Section 5.3(b), information relating to third parties and information of a general economic or general or specific industry nature) prior to September 24, 2025 in connection with the transactions contemplated hereby and identified in Schedule 5.3 to the First Supplement (this Agreement, the Presentation and such documents, certificates or other writings and such financial statements delivered to each Additional Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, did not as of September 24, 2025, and, after taking into account all updates and/or supplements thereto and the same having been delivered to the Purchasers, do not, as of the date of each Series 2025A Closing, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2024 there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

(b) All financial projections and other forward-looking information which has been delivered to each Additional Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the

Exhibit A

(to Supplement)

case of financial projections of the Company, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (1) such financial information as it relates to future events is subject to significant and inherent uncertainty and contingencies (many of which are beyond the control of the Company) and that no assurance can be given that such financial information will be realized, and are therefore not to be viewed as fact, and (2) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 to the First Supplement contains (except as noted therein) complete and correct lists as of the date of the Series 2025A Closing of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s trustees and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 to the First Supplement as being owned by the Company and its Subsidiaries have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c) Each Subsidiary is a limited liability company or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization and is duly qualified as a foreign limited liability company or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, except in those jurisdictions where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the limited liability company or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) No Subsidiary is subject to any material legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 to the First Supplement and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Additional Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5 to the First Supplement. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections and other forward-looking information) fairly present in all material respects the consolidated financial position of

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the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes).

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2025A Notes or any similar Securities for sale to, or solicited any offer to buy the Series 2025A Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than 120 Institutional Investors (including the Additional Purchasers), each of which has been offered the Series 2025A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2025A Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2025A Notes hereunder for the general corporate purposes of the Company and its Subsidiaries, including to make investments, repay existing debt and make distributions permitted by the Note Purchase Agreement. No part of the proceeds from the sale of the Series 2025A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 to the First Supplement sets forth a complete and correct list of all outstanding Material Indebtedness of the Company and its Subsidiaries (provided the aggregate amount of all Indebtedness not listed on Schedule 5.15 to the First Supplement does not exceed $50,000,000) as of the last Business Day of the month immediately preceding the Series 2025A Closing (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantee thereof), since which date there has been no change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. As of the last Business Day of the month immediately preceding the Series 2025A Closing, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Material Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

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(b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Material Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15 to the First Supplement.

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[Form of Series 2025A Tranche A Note]

THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

BlackRock Private Credit Fund

5.78% Series 2025A Senior Note, Tranche A, Due December 17, 2028

No. RA-[_____]	[Date]
$[_______]	PPN 09261Y A#7

For Value Received, the undersigned, BlackRock Private Credit Fund (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on December 17, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.78% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Master Note Purchase Agreement, from the date hereof, payable semiannually, on the 17th day of June and December in each year, commencing with the June or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (if any), at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the Company in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the First Supplement, dated October 8, 2025, to the Master Note Purchase Agreement, dated November 18, 2024 (as from time to time amended, supplemented or modified, the “Master Note Purchase Agreement”), among the Company and the respective Purchasers named therein and

SCHEDULE 1(B)

(to Supplement)

Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Master Note Purchase Agreement and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

BlackRock Private Credit Fund

By:
Name:
Title:

[Series 2025A Tranche B Note]

THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

BlackRock Private Credit Fund

6.14% Series 2025A Senior Note, Tranche B, Due October 8, 2030

No. RB-[_____]	[Date]
$[_______]	PPN 09261Y B*0

For Value Received, the undersigned, BlackRock Private Credit Fund (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on October 8, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.14% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Master Note Purchase Agreement, from the date hereof, payable semiannually, on the 8th day of April and October in each year, commencing with the April or October next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (if any), at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the Company in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the First Supplement, dated October 8, 2025, to the Master Note Purchase Agreement, dated November 18, 2024 (as from time to time amended, supplemented or modified, the “Master Note Purchase Agreement”), among the Company and the respective Purchasers named therein and

SCHEDULE 1(A)

(to Supplement)

Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Master Note Purchase Agreement and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement.

This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

BlackRock Private Credit Fund

By:
Name:
Title:

Schedule 5.3

Disclosure Materials

[Intentionally Omitted]

Schedule 5.3

(to First Supplement)

Schedule 5.4

Subsidiaries of the Company and
Ownership of Subsidiary Stock

[Intentionally Omitted]

Schedule 5.4

(to First Supplement)

Schedule 5.5

Financial Statements

[Intentionally Omitted]

Schedule 5.5

(to First Supplement)

Schedule 5.15

Existing Indebtedness of the Company and its Subsidiaries

[Intentionally Omitted]

Schedule 5.15

(to First Supplement)